UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 31, 2015

Hines Real Estate Investment Trust, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Hines REIT 2555 Grand LLC, a subsidiary of Hines REIT Properties, L.P. (the “Operating Partnership”), which is a subsidiary of Hines Real Estate Investment Trust, Inc. (“Hines REIT”), sold 2555 Grand on July 31, 2015 to Grand Boulevard Acquisition LLC (the “Purchaser”). 2555 Grand is an office building located in Kansas City, Missouri. The Purchaser is not affiliated with Hines REIT or its affiliates.

The net contract sale price for 2555 Grand was approximately $153.5 million, exclusive of transaction costs and closing prorations. The net proceeds received by Hines REIT from this sale were $151.6 million after transaction costs.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference:

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2015
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2015 and the Years Ended December 31, 2014, 2013 and 2012
Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.

August 5, 2015	By:	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Accounting Officer and Treasurer

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements

On July 31, 2015, a subsidiary of Hines Real Estate Investment Trust, Inc. (“Hines REIT”), sold 2555 Grand, an office building located in Kansas City, Missouri, to Grand Boulevard Acquisition LLC (the “Purchaser”). The net proceeds received from this sale were $151.6 million after transaction costs. The Purchaser is not affiliated with Hines REIT or its affiliates.

The following unaudited pro forma condensed consolidated financial information gives effect to the disposition of 2555 Grand, including the receipt of proceeds from the sale.  In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2015
(In thousands)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming the disposition of 2555 Grand had occurred as of March 31, 2015.  This unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2015.  This unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed this transaction on March 31, 2015, nor does it purport to represent our future financial position.

	As of March 31, 2015 (a)	Adjustments for 2555 Grand		Pro Forma
ASSETS
Investment property, at cost:
Buildings and improvements, net	$1,374,716	$(102,083)	(b)	$1,272,633
Land	422,662	(1,194)	(b)	421,468
Total investment property	1,797,378	(103,277)		1,694,101

Investments in unconsolidated entities	164,079	—		164,079
Cash and cash equivalents	51,737	(186)	(c)	51,551
Restricted cash	2,344	—		2,344
Distributions receivable	56,788	—		56,788
Tenant and other receivables, net	46,932	(8,736)	(b)	38,196
Intangible lease assets, net	159,523	(17,463)	(b)	142,060
Deferred leasing costs, net	147,435	(14,442)	(b)	132,993
Deferred financing costs, net	3,118	—	(b)	3,118
Other assets	3,735	(18)	(b)	3,717
TOTAL ASSETS	$2,433,069	$(144,122)		$2,288,947

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$75,052	$(11,583)	(b)	$63,469
Due to affiliates	8,080	(965)	(b)	7,115
Intangible lease liabilities, net	30,281	—	(b)	30,281
Other liabilities	15,371	(25)	(b)	15,346
Interest rate swap contracts	31,200	—		31,200
Participation interest liability	112,649	—		112,649
Distributions payable	15,004	—		15,004
Notes payable	1,025,362	—	(b)	1,025,362
Total liabilities	1,312,999	(12,573)		1,300,426

Commitments and contingencies	—	—		—

Equity:
Preferred shares	—	—		—
Common shares	224	—		224
Additional paid-in capital	1,055,911	—		1,055,911
Retained earnings (deficit)	64,936	(131,549)	(d)	(66,613)
Accumulated other comprehensive income (loss)	(1,001)	—		(1,001)
Total stockholders’ equity	1,120,070	(131,549)		988,521
Noncontrolling interests	—	—		—
Total equity	1,120,070	(131,549)		988,521
TOTAL LIABILITIES AND EQUITY	$2,433,069	$(144,122)		$2,288,947

See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2015
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of 2555 Grand had occurred as of January 1, 2012.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2015.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2012, nor does it purport to represent our future operations.

	Three Months Ended March 31, 2015 (a)	Adjustments for 2555 Grand (b)	Pro Forma
Revenues:
Rental revenue	$51,826	$(4,170)	$47,656
Other revenue	4,164	(233)	3,931
Total revenues	55,990	(4,403)	51,587
Expenses:
Property operating expenses	14,832	(1,120)	13,712
Real property taxes	7,652	(299)	7,353
Property management fees	1,487	(105)	1,382
Depreciation and amortization	22,483	(1,054)	21,429
Acquisition related expenses	56	—	56
Asset management and acquisition fees	8,681	—	8,681
General and administrative	1,350	—	1,350
Total expenses	56,541	(2,578)	53,963
Operating income	(551)	(1,825)	(2,376)
Other income (expenses):
Gain (loss) on derivative instruments, net	3,193	—	3,193
Gain (loss) on sale or dissolution of unconsolidated joint venture	—	—	—
Equity in earnings (losses) of unconsolidated entities, net	33,199	—	33,199
Gain (loss) on sale of real estate investments	21,079	—	21,079
Interest expense	(9,481)	—	(9,481)
Interest income	10	—	10
Income (loss) from continuing operations before benefit (provision) for income taxes	47,449	(1,825)	45,624
Benefit (provision) for income taxes	(86)	—	(86)
Income (loss) from continuing operations	$47,363	$(1,825)	$45,538
Income (loss) from continuing operations per common share	$0.21		$0.20
Weighted average number common shares outstanding	224,260		224,260

See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2014
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of 2555 Grand had occurred as of January 1, 2012.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2014.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2012, nor does it purport to represent our future operations.

	Year Ended December 31, 2014 (a)	Adjustments for 2555 Grand (b)	Pro Forma
Revenues:
Rental revenue	$219,435	$(18,414)	$201,021
Other revenue	16,588	(941)	15,647
Total revenues	236,023	(19,355)	216,668
Expenses:
Property operating expenses	69,372	(4,676)	64,696
Real property taxes	31,713	(1,153)	30,560
Property management fees	5,943	(462)	5,481
Depreciation and amortization	95,827	(4,528)	91,299
Acquisition related expenses	375	—	375
Asset management and acquisition fees	37,042	—	37,042
General and administrative	6,950	—	6,950
Impairment losses	3,314	—	3,314
Total expenses	250,536	(10,819)	239,717
Operating income (loss)	(14,513)	(8,536)	(23,049)
Other income (expenses):
Gain (loss) on derivative instruments, net	33,258	—	33,258
Gain (loss) on settlement of derivative instruments	(12,334)	—	(12,334)
Gain (loss) on sale or dissolution of unconsolidated joint venture	13,381	—	13,381
Equity in earnings (losses) of unconsolidated entities, net	56,936	—	56,936
Gain (loss) on sale of real estate investments	18,525	—	18,525
Interest expense	(47,352)	—	(47,352)
Interest income	655	—	655
Income (loss) from continuing operations before benefit (provision) for income taxes	48,556	(8,536)	40,020
Benefit (provision) for income taxes	(310)	—	(310)
Income (loss) from continuing operations	$48,246	$(8,536)	$39,710
Income (loss) from continuing operations per common share	$0.21		$0.18
Weighted average number common shares outstanding	226,412		226,412

 See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2013
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of 2555 Grand had occurred as of January 1, 2012.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2013.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2012, nor does it purport to represent our future operations.

	Year Ended December 31, 2013 (a)	Adjustments for 2555 Grand (b)	Pro Forma
Revenues:
Rental revenue	$158,819	$(17,262)	$141,557
Other revenue	9,289	(942)	8,347
Total revenues	168,108	(18,204)	149,904
Expenses:
Property operating expenses	54,429	(4,483)	49,946
Real property taxes	24,282	(178)	24,104
Property management fees	4,132	(426)	3,706
Depreciation and amortization	51,262	(4,528)	46,734
Acquisition related expenses	330	—	330
Asset management and acquisition fees	27,970	—	27,970
General and administrative	7,281	—	7,281
Impairment losses	33,878	—	33,878
Total expenses	203,564	(9,615)	193,949
Operating income (loss)	(35,456)	(8,589)	(44,045)
Other income (expenses):
Gain (loss) on derivative instruments, net	33,559	—	33,559
Gain (loss) on settlement of derivative instruments	(5,374)	—	(5,374)
Gain (loss) on sale or dissolution of unconsolidated joint venture	16,087	—	16,087
Equity in earnings (losses) of unconsolidated entities, net	82,468	—	82,468
Gain (loss) on sale of real estate investments	—	—	—
Interest expense	(47,453)	2,373	(45,080)
Interest income	779	—	779
Income (loss) from continuing operations before benefit (provision) for income taxes	44,610	(6,216)	38,394
Benefit (provision) for income taxes	(274)	—	(274)
Income (loss) from continuing operations	$44,336	$(6,216)	$38,120
Income (loss) from continuing operations per common share	$0.19		$0.16
Weighted average number common shares outstanding	231,551		231,551

 See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2012
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of 2555 Grand had occurred as of January 1, 2012.  This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2012.  This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed this transaction on January 1, 2012, nor does it purport to represent our future operations.

	Year Ended December 31, 2012 (a)	Adjustments for 2555 Grand (b)	Pro Forma
Revenues:
Rental revenue	$163,125	$(16,920)	$146,205
Other revenue	9,192	(954)	8,238
Total revenues	172,317	(17,874)	154,443
Expenses:
Property operating expenses	54,186	(4,454)	49,732
Real property taxes	22,246	(91)	22,155
Property management fees	3,865	(411)	3,454
Depreciation and amortization	55,042	(4,528)	50,514
Acquisition related expenses	—	—	—
Asset management and acquisition fees	29,651	—	29,651
General and administrative	6,874	—	6,874
Impairment losses	53,483	—	53,483
Total expenses	225,347	(9,484)	215,863
Operating income (loss)	(53,030)	(8,390)	(61,420)
Other income (expenses):
Gain (loss) on derivative instruments, net	8,680	—	8,680
Gain (loss) on settlement of derivative instruments	—	—	—
Gain (loss) on sale or dissolution of unconsolidated joint venture	—	—	—
Equity in earnings (losses) of unconsolidated entities, net	9,460	—	9,460
Gain (loss) on sale of real estate investments	—	—	—
Interest expense	(55,987)	4,730	(51,257)
Interest income	736	(2)	734
Income (loss) from continuing operations before benefit (provision) for income taxes	(90,141)	(3,662)	(93,803)
Benefit (provision) for income taxes	(257)	—	(257)
Income (loss) from continuing operations	$(90,398)	$(3,662)	$(94,060)
Income (loss) from continuing operations per common share	$(0.39)		$(0.41)
Weighted average number common shares outstanding	230,049		230,049

See notes to unaudited pro forma condensed consolidated financial statements.

Hines Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2015

a.	Reflects the Company's historical condensed consolidated balance sheet as of March 31, 2015.

b.	Reflects the Company's disposition of 2555 Grand. Amounts represent the adjustments necessary to remove the assets and liabilities associated with 2555 Grand.

c.	Reflects the proceeds received from the sale of 2555 Grand less any cash on hand at 2555 Grand as of March 31, 2015.

d.	Reflects the adjustments related to the disposition of 2555 Grand and the gain on sale.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2015

a.	Reflects the Company's historical condensed consolidated statement of operations for the three months ended March 31, 2015.

b.
Reflects the Company's disposition of 2555 Grand. Amounts represent the adjustments necessary to remove the historical revenues and expenses of 2555 Grand, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with 2555 Grand. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

 Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2014

a.	Reflects the Company's historical condensed consolidated statement of operations for the year ended December 31, 2014.

b.
Reflects the Company's disposition of 2555 Grand. Amounts represent the adjustments necessary to remove the historical revenues and expenses of 2555 Grand, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with 2555 Grand. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

 Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2013

a.	Reflects the Company's historical condensed consolidated statement of operations for the year ended December 31, 2013.

b.
Reflects the Company's disposition of 2555 Grand. Amounts represent the adjustments necessary to remove the historical revenues and expenses of 2555 Grand, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with 2555 Grand. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2012

a.	Reflects the Company's historical condensed consolidated statement of operations for the year ended December 31, 2012.

b.
Reflects the Company's disposition of 2555 Grand. Amounts represent the adjustments necessary to remove the historical revenues and expenses of 2555 Grand, including property operating expenses, property taxes, management fees, depreciation and amortization, interest expense and interest income associated with 2555 Grand. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.